UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 2, 2016 (Date of earliest event reported)
ImmuCell Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)
207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 2, 2016, Baker Newman & Noyes, LLC (“BNN”) informed ImmuCell Corporation (the “Company”) of its decision not to submit a proposal for the Company’s audit services for the year ending December 31, 2016. BNN believes that, in light of our future growth plans, we would be better served by a larger firm which provides these services to companies in our industry that are subject to the periodic reporting requirements of the Securities Exchange Act of 1934. BNN has agreed to complete its work in auditing the Company’s financial statements as of and for the year ended December 31, 2015 and to perform its customary more limited role with respect to a review of the Company’s financial statements as of and for the quarter ending March 31, 2016.

There were no disagreements between the Company and BNN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BNN, would have caused BNN to make reference to the subject matter of the disagreements in any of BNN’s reports on the Company’s financial statements, nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K. None of such reports contained any adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided BNN with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that BNN furnish it with a letter addressed to the Commission stating that it agrees with the statements made above.  A copy of BNN’s letter, dated March 7, 2016, is attached herewith as Exhibit 16.1 to this Form 8-K.

Because the Company had not had any indication prior to March 2, 2016 of the possibility of BNN withdrawing as its independent registered public accounting firm, the Company has not yet engaged another certifying independent accountant.

The information in this item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Baker Newman & Noyes, LLC to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: March 7, 2016	By:	/s/ Michael F. Brigham
Michael F. Brigham President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Baker Newman & Noyes, LLC to the Securities and Exchange Commission.

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